UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2017, the 2017 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held at The Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts at 10:00 a.m., local time (the “2017 Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 7, 2017. The Company’s Board of Directors unanimously recommended a vote “FOR” Proposals 1, 2, 3 and 5 and “FOR” the One-Year frequency option under Proposal 4.

As of the close of business of March 20, 2017, the record date for the 2017 Annual Meeting, there was a total of 35,729,391 shares of Company common stock outstanding. The voting results for each proposal, including the votes “FOR” and “AGAINST” or “WITHHELD”, and any abstentions or broker non-votes, are described below. Except for Proposal 1, abstentions and broker non-votes (if applicable) were counted only for the purpose of determining whether a quorum was present but were not treated as votes cast. Therefore, except for Proposal 1, abstentions and broker non-votes (if applicable) did not have the effect of a vote “FOR” or “AGAINST” any of the proposals presented at the Annual Meeting and were not counted in determining the number of votes required for approval of each proposal. With regard to Proposal 1, abstentions and broker non-votes had the effect of a vote “AGAINST” Proposal 1.

All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Amendment to the Certificate of Incorporation to Declassify the Board of Directors

The shareholders approved the proposal regarding the proposed amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors:

For	Against	Abstain	Broker-Non Votes
28,626,959	101,893	73,232	3,014,904

Proposal 2 – Election of Directors

The shareholders elected each nominee to serve as a director for a term of one year.

	For	Withheld	Broker-Non Votes
Paul T. Bossidy	28,341,038	461,046	3,014,904
Michael P. Daly	28,520,207	281,877	3,014,904
Cornelius D. Mahoney	28,121,254	680,830	3,014,904

Proposal 3 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes
21,576,724	7,158,960	66,400	3,014,904

Proposal 4 – A non-binding proposal to give advisory approval with respect to the frequency that shareholders will vote on the Company's executive compensation

The shareholders approved the One-Year frequency option regarding the advisory vote on the frequency that shareholders will vote on the Company’s executive compensation:

One Year	Two Years	Three Years	Abstain	Broker-Non Votes
23,803,616	68,871	4,858,984	70,613	3,014,904

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

For	Against	Abstain
31,434,243	336,423	46,322

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 24, 2017	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott
Senior Vice President and General Counsel